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                                                                    Exhibit 12.3


                CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the use of our report on the financial statements of FutureOne, Inc. dated December 29, 1999 and to the use of our report on the financial statements of OPEC CORP. dated June 8, 1999 in this Amendment No. 1 to Form 10-SB of FutureOne, Inc.



                                                           /s/ ERNST & YOUNG LLP


Phoenix, Arizona

January 13, 2000